Intangible Assets	12 Months Ended
Dec. 31, 2012
Intangible Assets [Text Block]

Note 7 – Intangible Assets

	2012	2011
Intangible assets:
Amortizable intangible assets	$42,580	$42,382
Accumulated amortization	(41,308)	(38,008)

Total	$1,272	$4,374

Identifiable intangible assets, which are subject to amortization, consist primarily of patents and trademark. These intangible assets are amortized over the assets’ estimated useful lives which range from three to five years.